# EAGLE BANCORP, INC.

**Sandler O'Neill + Partners**
**East Coast Financial Services Conference**
**November 15, 2012**

Ticker: EGBN
www.eaglebankcorp.com

**Forward Looking Statements**

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

# Company Overview

- Eagle Bancorp, Inc. is a growth oriented community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 17 current branches and 1 under development
- Commercially oriented business model with **deep relationships of loans, core deposits and related products**
- # 1 in deposit market share among community banks based in the Washington, DC metropolitan area
- Largest market capitalization of any community bank based in the Washington, DC metropolitan area
- 2nd largest bank by asset size headquartered and operating in the state of Maryland

Note: Deposit market share data as of June 30, 2012. Financial data as of October 31, 2012.

# History of Growth

- Founding members had extensive banking experience
- Commenced operations with three Maryland branches - July, 1998
- Raised $46.5 million in initial and secondary subscription offerings - 1997* and 2003*
- Reached $500 million in assets in 2004
- Private placement of $12.1 million of subordinated debt – August, 2008 (Current balance $9.3 million)
- Fidelity & Trust Financial Corporation ("F&T") acquisition completed - August 31, 2008
- $1.4 billion of assets upon completion of acquisition
- Placed $38.2 million of TARP Preferred Stock - December, 2008 (Redeemed – July, 2011)
- $55 million subscription offering – September, 2009*
- Reached $2 billion in assets in 2010
- Placed $56.6 million of SBLF Preferred Stock – July, 2011
- Fifteen consecutive quarters of increasing Net Income through September, 2012
- Completed $35 Million "At the Market" Offering and $10 Million Subscription Offering – October, 2012

*1997, 2003 and 2009 subscription offerings were over subscribed

# Summary Statistics – September 30, 2012

| | |
|---|---|
| **Total Assets:** | **$3.0 billion** |
| **Total Loans:** | **$2.4 billion** |
| **Total Deposits:** | **$2.5 billion** |
| **Tangible Common Equity (adjusted for capital raised in October, 2012):** | **$278.6 million (1)(2)** |
| **Tangible Book Value per Common Share (adjusted for capital raised in October, 2012):** | **$12.18 (1)(2)** |
| **Shares Outstanding (adjusted for capital raised in October, 2012):** | **22,873,507 (2)** |
| **SBLF Preferred: (1% Dividend Rate, until December, 2015)** | **$56.6 million** |
| **Headquarters:** | **Bethesda, Maryland** |
| **Market Capitalization (at close October 31, 2012):** | **$477.3 million** |
| **Insider Ownership:** | **11%** |
| **Institutional Ownership:** | **50%** |
| **Member of Russell 3000 (Added June 26, 2009)** | **Yes** |

Note: Data at September 30, 2012 unless otherwise noted. (1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 47-49. (2) Includes net proceeds from completion of an "At the Market" offering and an underwritten offering completed October, 2012.

# Attributes of EagleBank

- Driven by Profitability - 15 Consecutive Quarters of Increasing Earnings
- EPS Growth – 43.15% CAGR in Quarterly EPS over past 3 years
- Superior Net Interest Margin - 4.44%
- Balanced Organic Growth of Loans and Deposits
- Geographic Market Positioning
- Experienced and Dedicated Board and Management Team - 11% Insider Ownership
- Exceptional Asset Quality Record - NPA's 1.25% of Total Assets
- Conservative Securities Portfolio - Average Life 3.6 Years
- Proven Ability to Execute Acquisitions

# EagleBank Locations



Loudoun County
Montgomery County
Reston
Bethesda
Tyson's Corner
Washington, DC
Prince George's County
Fairfax County
Arlington
Merrifield
Alexandria
I-270
I-95
I-495
US 50
I-66
N
Branch Locations
Maryland 7
Washington, DC 5
Virginia 5
17
In-Process 1
Total 18
* Regional Headquarters
Copyright (C) 2006 SNL Financial LC. All rights reserved

# Deposit Market Share

**WASHINGTON, DC METROPOLITAN AREA**
*(Dollar Values in Thousands)*

| Rank | 2011 Local Rank | 2012 Local Rank | Ticker | Company Name | Headquarters City | State | Branches In List | June 30, 2011 Balance | June 30, 2012 Balance | Annual Growth | 2012 Market Share |
|---|---|---|---|---|---|---|---|---|---|---|---|
| 1 | | | COF | Capital One | McLean | VA | 205 | $ 22,912,447 | $ 28,769,547 | 25.6% | 18.54% |
| 2 | | | WFC | Wells Fargo & Co | San Francisco | CA | 156 | 20,546,230 | 21,759,647 | 5.9% | 14.03% |
| 3 | | | BAC | Bank of America | Charlotte | NC | 176 | 19,618,166 | 20,233,958 | 3.1% | 13.04% |
| 4 | | | STI | SunTrust | Atlanta | GA | 181 | 15,742,928 | 16,418,512 | 4.3% | 10.58% |
| 5 | | | BBT | BB&T Corp | Winston-Salem | NC | 182 | 12,451,624 | 13,146,952 | 5.6% | 8.47% |
| 6 | | | PNC | PNC Bank | Pittsburgh | PA | 193 | 8,710,097 | 10,167,234 | 16.7% | 6.55% |
| 7 | | | C | Citibank | New York | NY | 41 | 5,167,785 | 5,523,739 | 6.9% | 3.56% |
| 8 | | | MTB | M&T Bank Corp | Buffalo | NY | 80 | 3,497,780 | 3,853,571 | 10.2% | 2.48% |
| 9 | | | | HSBC Bank | London | | 13 | 3,177,541 | 3,293,985 | 3.7% | 2.12% |
| **10** | **3** | **1** | **EGBN** | **Eagle Bancorp, Inc.** | **Bethesda** | **MD** | **16** | **1,945,600** | **2,516,621** | **29.3%** | **1.62%** |
| 11 | | | | Toronto Dominion Bank | Toronto | | 40 | 1,804,301 | 2,295,141 | 27.2% | 1.48% |
| 12 | 1 | 2 | VCBI | Virginia Commerce Bank | Arlington | VA | 29 | 2,260,505 | 2,264,465 | 0.2% | 1.46% |
| 13 | | | UBSI | United Bank | Parkersburg | WV | 34 | 2,210,349 | 2,191,909 | -0.8% | 1.41% |
| 14 | 2 | 3 | SASR | Sandy Spring Bank | Olney | MD | 35 | 2,088,192 | 2,172,449 | 4.0% | 1.40% |
| 15 | 4 | 4 | BHRB | Burke & Herbert Bank & Trust | Alexandria | VA | 25 | 1,895,508 | 2,077,403 | 9.6% | 1.34% |
| 16 | 5 | 5 | CFNL | Cardinal Financial Corp | McLean | VA | 27 | 1,463,291 | 2,043,401 | 39.6% | 1.32% |
| 17 | 6 | 6 | MBRG | Middleburg Financial Corp | Middleburg | VA | 9 | 892,825 | 947,574 | 6.1% | 0.61% |
| 18 | 11 | 7 | ANCX | Access National Corp | Reston | VA | 5 | 507,922 | 686,155 | 35.1% | 0.44% |
| 19 | | | | Acacia Federal Savings Bank | Falls Church | VA | 1 | 704,939 | 658,928 | -6.5% | 0.42% |
| 20 | 14 | 8 | VGBK | Virginia Heritage Bank | Tysons Corner | VA | 5 | 439,245 | 616,311 | 40.3% | 0.40% |
| 21 | 7 | 9 | UBSH | Union First Market Bank | Bowling Green | VA | 19 | 579,665 | 604,100 | 4.2% | 0.39% |
| 22 | 15 | 10 | | Bank of Georgetown | Washington | DC | 9 | 417,609 | 596,797 | 42.9% | 0.38% |
| 23 | 8 | 11 | OLBK | Old Line Bank | Greenbelt | MD | 14 | 519,427 | 589,290 | 13.5% | 0.38% |
| 24 | 12 | 12 | TCFC | Community Bank of Tri-County | Waldorf | MD | 7 | 493,973 | 539,439 | 9.2% | 0.35% |
| 25 | 9 | 13 | FBSS | Fauquier Bank | Warrenton | VA | 10 | 519,011 | 500,326 | -3.6% | 0.32% |
| | | | | All Others | | | 245 | 10,019,204 | 10,678,413 | 6.6% | 6.88% |
| | | | | | **Total** | | **1,757** | **$ 140,586,164** | **$155,145,867** | **10.4%** | **100%** |

79% (ranks 1–9)

## Market growth rate 10.4% - EGBN growth rate 29.3%

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park
Data excludes: E*Trade and UNIFI Mutual Holding Company whose deposits are substantially from outside of the defined market area.
Source: FDIC, as of June 30, 2012

# Financial Indicators – Regional Peer Analysis

| Key Ratios (at or for the quarter ended) | EGBN 9/30/2010 | EGBN 9/30/2011 | EGBN 9/30/2012 | Regional Peers (1) 9/30/2012 |
|---|---|---|---|---|
| Net Interest Margin (2) | 4.10% | 4.15% | **4.44%** | 3.58% |
| Efficiency Ratio | 58.68% | 54.43% | **50.07%** | 67.95% |
| Non-Interest Income/Total Revenue | 10.59% | 12.15% | **12.71%** | 27.59% |
| NPAs + 90 Days Past Due/Total Assets (2) | 1.46% | 1.32% | **1.25%** | 3.21% |
| NPLs + 90 Days Past Due/Total Loans | 1.61% | 1.55% | **1.35%** | 4.26% |
| Allowance Loan Losses/Gross Loans | 1.45% | 1.41% | **1.48%** | 1.98% |
| Coverage Ratio | 90.18% | 90.98% | **109.74%** | 46.48% |
| Net Charge-Offs | 0.39% | 0.36% | **0.36%** | 0.87% |
| Tangible Common Equity/Tangible Assets (2) (3) | 8.77% | 7.61% | **9.33%** | 7.61% |
| Return on Average Assets (2) | 0.96% | 1.04% | **1.27%** | 0.48% |
| Return on Average Equity | 9.93% | 12.55% | **15.20%** | 2.73% |
| Earnings Per Share | $0.22 | $0.31 | **$0.44** | N/A |

Note: (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported at all reporting periods shown above. (2) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 47-49. (3) Includes $14.7 million of capital raised in October, 2012. Source: SNL Financial

# Financial Indicators – Local Peer Analysis

| | EGBN | Peers |
|---|---|---|
| **Loan Growth** (September 30, 2011 - September 30, 2012) | | |
| Commercial & Industrial | 13.6% | (14.0%) |
| Commercial Real Estate | 22.7% | 13.0% |
| Construction & Development | 11.7% | 4.4% |
| Total Loans | 18.1% | 6.1% |
| **Deposit Growth** (September 30, 2011 - September 30, 2012) | | |
| Demand Deposits (1) | 63.0% | 22.8% |
| Money Market Accounts | 19.7% | 25.6% |
| Certificates of Deposit | (27.3%) | (8.7%) |
| Total Deposits (1) | 18.1% | 7.6% |

Note: Bancorp level data for EGBN, bank level data for local peers in the Washington D.C. metro area: Access National Bank, Middleburg Bank, Cardinal Bank, Community Bank of Tri-County, Frederick County Bank, Sandy Spring Bank, Alliance Bank and Virginia Commerce Bank. (1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 47-49.
Source: SNL Financial

# Consistent Balance Sheet Growth



Total Assets
Millions of Dollars
$3,000
$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
EGBN CAGR 30.0%
Peer CAGR: 5.9%[1]
07Q3
07Q4
08Q1
08Q2
08Q3 (3)
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3 (2)
11Q4
12Q1
12Q2
12Q3

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported total assets at all reporting periods shown above. (2) Q3 2011 excludes the "settlement deposit." (3) F&T Acquisition closed in Q3, 2008.

Source: SNL Financial

# Growth in Pre-Tax, Pre-Provision Income



Quarterly Pre-Tax Pre-Provision Net Revenue
Millions of Dollars
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$19,052
EGBN CAGR: 42.1%
Peer CAGR: 1.6%
07Q3
07Q4
08Q1
08Q2
08Q3 (2)
08Q4
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported pre-tax pre-provision net revenues for all reporting periods shown above. (2) F&T Acquisition closed Q3, 2008.

Source: SNL Financial

# Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
Thousands of Dollars
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$9,675
EGBN Net Income CAGR: 40.7%
Peer CAGR: 1.5%[1]
07Q3
07Q4
08Q1
08Q2
08Q3
08Q4 (2)
09Q1
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net income or loss for all reporting periods shown above. (2) F&T Acquisition closed in Q3, 2008.

Source: SNL Financial

# Geographic Detail of Loan Portfolio

*(Dollar Values in Thousands)*

| County | C&I | Owner Occupied CRE | Owner Occupied Const. | Income Producing CRE | Construction | Land | Residential Mortgage | Home Equity | Other Consumer | TOTAL | % of Total |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | | |
| Montgomery | $ 197,571 | $ 80,383 | $ 1,423 | $ 215,450 | $ 71,536 | $ 20,319 | $ 15,069 | $ 62,528 | $ 3,370 | $ 667,649 | 27.8% |
| Prince George's | 29,786 | 26,382 | 3,969 | 121,671 | 1,045 | 7,255 | 1,387 | 1,951 | 105 | 193,551 | 8.1% |
| Other MD | 22,392 | 27,898 | 1,161 | 117,975 | 31,127 | 39,709 | 4,177 | 5,248 | 267 | 249,954 | 10.4% |
| **Washington, DC** | $ 157,905 | $109,834 | $ 4,951 | $ 310,494 | $125,691 | $ 17,340 | $ 25,887 | $ 16,917 | $ 368 | $ 769,387 | 32.3% |
| **Virginia** | | | | | | | | | | | |
| Alexandria | 10,493 | 11,062 | - | 21,526 | 764 | - | 1,379 | 1,365 | 33 | 46,622 | 1.9% |
| Arlington | 12,759 | - | - | 10,610 | 24,275 | - | 2,388 | 2,717 | 62 | 52,811 | 2.2% |
| Fairfax | $ 40,055 | $ 14,663 | $ 3,235 | $ 73,707 | $ 8,827 | $ 7,823 | $ 2,227 | $ 3,592 | $ 144 | $ 154,273 | 6.4% |
| Loudoun | 8,367 | 879 | - | 8,735 | 5,223 | - | - | 1,044 | - | 24,248 | 1.0% |
| Prince William | 2,964 | 2,042 | - | 4,514 | 6,363 | 9,146 | 627 | 485 | 35 | 26,176 | 1.1% |
| Other VA | 8,872 | 9,447 | - | 29,328 | 16,121 | 24,144 | 227 | 1,345 | 36 | 89,520 | 3.7% |
| **Other USA** | $ 42,969 | $ 23,558 | $ - | $ 28,760 | $ 10,881 | $ 10,365 | $ 4,584 | $ 1,738 | $ 623 | $ 123,478 | 5.1% |
| **Total** | $ 534,133 | $306,148 | $ 14,739 | $ 942,770 | $301,853 | $136,101 | $ 57,952 | $ 98,930 | $ 5,043 | $2,397,669 | 100.0% |
| **% of Total** | 22.3% | 12.8% | 0.6% | 39.3% | 12.6% | 5.7% | 2.4% | 4.1% | 0.2% | 100.0% | |

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included, (HFS residential mortgages are pre-sold and price locked)

Note: At September 30, 2012

# Credit Quality Trends

| *(Dollars Values in Thousands)* | As of Dec 2010 | As of Mar 2011 | As of Jun 2011 | As of Sep 2011 | As of Dec 2011 | As of Mar 2012 | As of Jun 2012 | As of Sep 2012 |
|---|---|---|---|---|---|---|---|---|
| **30-89 Days Past Due** | $ 31,495 | $ 25,744 | $ 25,727 | $ 32,398 | $ 28,131 | $ 23,366 | $ 32,079 | $ 41,807 |
| **Nonperforming Assets:** | | | | | | | | |
| 90 or More Days Past Due | $ - | $ - | $ - | $ 804 | $ - | $ - | $ - | $ - |
| Nonaccrual | 23,998 | 31,888 | 29,931 | 30,548 | 32,712 | 36,714 | 32,876 | 32,423 |
| Restructured Loans | 1,289 | 1,289 | 1,289 | 82 | 82 | - | - | - |
| Total Nonperforming Loans (NPLs) | $ 25,287 | $ 33,177 | $ 31,220 | $ 31,434 | $ 32,794 | $ 36,714 | $ 32,876 | $ 32,423 |
| Other Real Estate Owned (OREO) | 6,701 | 3,529 | 3,434 | 2,941 | 3,225 | 3,014 | 4,438 | 4,923 |
| **Total Nonperforming Assets** | $31,988 | $36,706 | $34,654 | $34,375 | $36,019 | $39,728 | $37,314 | $37,346 |
| NPAs + 90 Days Past Due/Assets (1) | 1.53% | 1.68% | 1.47% | 1.07% | 1.27% | 1.41% | 1.26% | 1.25% |
| **Reserves** | $ 24,754 | $ 25,582 | $ 27,475 | $ 28,599 | $ 29,653 | $ 31,875 | $ 34,079 | $ 35,582 |
| Reserves/Loans | 1.48% | 1.43% | 1.41% | 1.41% | 1.44% | 1.46% | 1.47% | 1.48% |
| Reserves/NPLs (Coverage Ratio) | 97.89% | 77.11% | 88.00% | 90.98% | 90.42% | 86.82% | 103.66% | 109.74% |
| **Charge-Offs (Quarterly)** | | | | | | | | |
| NCOs/Average Loans | 0.26% | 0.30% | 0.28% | 0.36% | 0.34% | 0.34% | 0.40% | 0.36% |

- Asset Quality remains at a very strong level
- An adequate Allowance is being maintained

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 47-49.

# Consistent Asset Quality

Total Loans



$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
20.00%
15.00%
10.00%
5.00%
0.00%
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Series1
Series2
Series3

| | Loan Growth (000's) | NPAs | Average Charge-Offs |
|---|---|---|---|
| 2008 | $ 548,963 | 1.76% | 0.12% |
| 2009 | $ 133,671 | 1.50% | 0.42% |
| 2010 | $ 276,189 | 1.53% | 0.35% |
| 2011 | $ 380,756 | 1.27% | 0.32% |
| 2012 YTD | $ 341,413 | 1.25% | 0.37% |

Net Charge Off History
Experience 2009-2011

| Loan Type | EGBN 2 Yr Avg | EGBN 3 Yr Avg | Peers 3 Yr Avg |
|---|---|---|---|
| Income Producing CRE | 0.04% | 0.08% | 0.67% |
| Owner Occupied CRE | 0.04% | 0.08% | 0.47% |
| Construction & Land | 0.30% | 0.34% | 3.30% |
| Commercial & Industrial | 0.53% | 0.86% | 1.38% |

* Impact of F&T Acquisition

Source: Peer data from Uniform Bank Performance Report

# Balanced Loan and Deposit Growth



$3,000,000,000
$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
(1)
Total Loans
Total Deposits

(1) Q3 2011 Deposits exclude the "settlement deposit"

# Deposit Composition

| (Dollar Values in Thousands) | As of September 30, 2011 (1) | | As of December 31, 2011 | | As of September 30, 2012 | | Annual Growth Rate |
|---|---|---|---|---|---|---|---|
| **Deposit Type** | Balance | % of Total | Balance | % of Total | Balance | % of Total | % |
| Noninterest Bearing | $ 488,689 | 23.0% | $ 688,506 | 28.8% | $ 796,654 | 31.7% | 63.0% |
| Interest Bearing Transaction | 69,762 | 3.3% | 80,105 | 3.3% | 112,901 | 4.5% | 61.8% |
| Core Savings & Money Market * | 958,830 | 45.0% | 1,015,799 | 42.5% | 979,186 | 38.9% | 2.1% |
| Core CD's * | 373,088 | 17.5% | 344,367 | 14.4% | 280,788 | 11.2% | (24.7%) |
| Wholesale Money Market | 27,755 | 1.3% | 52,571 | 2.2% | 201,708 | 8.0% | 626.7% |
| Wholesale CD's | 211,225 | 9.9% | 210,747 | 8.8% | 143,752 | 5.7% | (31.9%) |
| **Total Deposits** | $ 2,129,349 | 100% | $ 2,392,095 | 100% | $ 2,514,989 | 100% | 18.1% |

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Recent growth in Wholesale Deposits to achieve favorable cost of funds, not a strategy to replace growth in core deposits

* Core deposits include CDAR's and ICS reciprocal deposits. (1) Excludes "settlement deposit". Please refer to the GAAP reconciliation and footnotes in the appendices on pages 47-49.

# Superior Relationships/Net Interest Margin



EGBN
Peers
5.25%
4.75%
4.25%
3.75%
3.25%
Net Interest Margin (%)
F&T closed August 31, 2008
4.44%
3.58%
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above.
Source: SNL Financial

# Capital Strength

*(Dollars Values in Thousands)*

| | September 30, 2011 | December 31, 2011 | March 31, 2012 | June 30, 2012 | September 30, 2012 | Pro Forma September 30, 2012 |
|---|---|---|---|---|---|---|
| **Total Assets** | $ 3,219,746 | $ 2,831,255 | $ 2,815,549 | $ 2,962,897 | $ 2,976,188 | $ 2,990,846 |
| **Total Capital** | $ 258,463 | $ 266,711 | $ 276,008 | $ 290,270 | $ 324,399 | $ 339,057 |
| **Tier 1 Leverage Ratio** | 9.61% | 8.21% | 9.33% | 9.65% | 10.36% | 10.85% |
| **Tier 1 Risk Based Capital Ratio** | 10.49% | 10.33% | 10.08% | 10.09% | 10.76% | 11.26% |
| **Total Risk Based Capital Ratio** | 12.11% | 11.84% | 11.59% | 11.60% | 12.24% | 12.75% |
| **Tangible Common Equity Ratio (2)** | 7.61% | 7.29% | 7.66% | 7.76% | 8.88% | 9.33% |

**(2) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on pages 47-49 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.**

- $38.2 million of TARP Preferred Stock placed in December, 2008
- $55 million of Common Equity raised in September, 2009, $15 million of TARP funds repaid in December, 2009 from proceeds.
- $56.6 million of SBLF Preferred Stock placed in July, 2011, all remaining TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%
- $35 million of Common Equity raised through an At the Market Offering during May through October, 2012
- $10 million of Common Equity raised through underwritten offering in October, 2012

# Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- *2012 "Top Investment Idea" Recommendation*
- *2011 "Sm-All Stars" Designation*

KEEFE, BRUYETTE & WOODS
Specialists in Financial Services

- *Honor Roll of Community Banks 2010 & 2011*
- *Designated as a "Grower" Bank 2012*

SNL

- *Ranked 39th among Best Performing Community Banks in the U.S. 2011*

AMERICAN BANKER

- *Top 150 banks in the Country for C&I Loan Activity and Efficiency Ratio in 2011*

STIFEL NICOLAUS

- *One of 23 community banks cited in 2011 for stock rated as a BUY*

# Highly Regarded by Bank Rating Firms

| FIRM | RATING |
| --- | --- |
| IDC Analyze the Future | 266/300 |
| VERIBANC Information with Integrity | Green - * |
| BAUERFINANCIAL, INC | ★★★★★ |

# Market Information –Washington, DC MSA

- Population — 6.2 Million
  - 5th largest market in the U.S.
- Employment — 2.9 Million
  - 41,000 new jobs created in last year
  - Average annual job creation is 30,500 over last decade
  - Highest in net new job growth in the U.S. over last decade
  - Unemployment rate of 5.5% vs. US average of 8.1%
- Gross Regional Product (GRP) — $436 Billion
  - 5th largest regional economy in the U.S.
  - 25.2% growth in GRP over the last 8 years
  - Federal Government Spending is 34.9% of GRP

Source: Greater Washington Initiative 2011 Regional Report, Center for Regional Analysis, George Mason University

# Unemployment Rate- Largest US Markets August, 2012


12
10
8
6
4
2
0
5.5%
US
8.1%
Washington
Minneappolis
Boston
Dallas
Houston
Phoenix
Seattle
SF-Oakland
Chicago
Atlanta
Miami
Philadelphia
New York
Los Angeles
Detroit

Source: BLS, NOT Seasonally Adjusted

# Average Sales Price Percent Change Washington MSA All Housing Types



Annual Change
Annual Change by Month
2008
2009
2010
2011
2012
30
20
10
0
-10
-20
-30
2000
2002
2004
2006
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep

# Greater Washington Economy

Total Federal Spending = 34.9% of GRP



Other Federal
15.7%
International
4.3%
Hospitality
2.2%
Associations
2.0%
Non-Local Business
12.0%
Other
8.0%
Local Business
36.6%
Federal Procurement
19.2%

Note: Other includes Health/Education, Media
Source: George Mason University, Center for Regional Analysis

# Key Success Factors

- Building and maintaining core relationships
- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined Committee Approval and Review Process
  - Limited Individual Authority
  - Periodic Loan and Portfolio Stress Testing
  - Asset Based Lending – Cash Flow Monitoring
  - Proactive Identification and Resolution of Problem Credits
- Built and preserved a strong capital position and balance sheet
  - Six capital raising events since August, 2008
  - 15 consecutive quarters of increasing profitability have consistently bolstered the capital position

# Key Success Factors (continued)

- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support the increased volume of business and regulation
- Significant Management and Board level reporting
- Human Resources
  - Addition of Strong, Seasoned Senior Lenders with local market knowledge and experience
  - Team Building
  - Well Designed, Incentive Based Compensation Plans
  - Stability of staff, average turnover rate over the last 3 years of 4.4% compared to peers of 12.0%

# Looking Ahead

- Capitalize on investment in Northern Virginia market
- Emphasis on Organic Growth
  - Hire seasoned lenders and business development officers
  - Expand customer base
  - Focus on relationships to increase deposit penetration and multiple product usage
- Profitability
  - Continued focus on Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
- Continued emphasis on credit quality
- Grow noninterest income components of revenue

# EGBN Stock Price Performance



Price Change (%)
EGBN
S&P 500
NASDAQ Bank
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
-10.00
-20.00
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12

Stock Price Performance

| | 1 Year | 3 Year | 5 Year |
|---|---|---|---|
| EGBN | 50.4% | 123.1% | 86.1% |
| NASDAQ Bank Stock Index | 17.8% | 18.4% | -36.4% |
| S & P 500 Index | 12.7% | 36.3% | -8.8% |

Source: SNL Financial, Bloomberg, Chart and calculations as of close, October 31, 2012

# Appendices

# Conservative Securities Portfolio

*(Dollar Values in Thousands)*

| Security Type | September 30, 2012 Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amt. Cost % of Total Securities |
|---|---|---|---|---|---|
| US Treasury Securities | $ - | $ - | $ - | $ - | 0.0% |
| US Government Agency Securities | 44,718 | 1,545 | - | 46,263 | 15.6% |
| Mortgage Backed Securites - GSE | 168,439 | 3,240 | 305 | 171,374 | 58.9% |
| Municipal Bonds | 72,755 | 5,646 | 30 | 78,371 | 25.4% |
| Other Equity Investments | 407 | - | 52 | 355 | 0.1% |
| Total Securities | $ 286,319 | $ 10,431 | $ 387 | $ 296,363 | 100.0% |

| Security Type | December 31, 2011 Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amt. Cost % of Total Securities |
|---|---|---|---|---|---|
| US Treasury Securities | $ - | $ - | $ - | $ - | 0.0% |
| US Government Agency Securities | 102,283 | 1,547 | 77 | 103,753 | 33.5% |
| Mortgage Backed Securites - GSE | 145,451 | 2,767 | 240 | 147,978 | 47.6% |
| Municipal Bonds | 57,548 | 4,227 | 2 | 61,773 | 18.8% |
| Other Equity Investments | 404 | - | 97 | 307 | 0.1% |
| Total Securities | $ 305,686 | $ 8,541 | $ 416 | $ 313,811 | 100.0% |

| Security Type | September 30, 2011 Amortized Cost | Gross Unrealized Gain | Gross Unrealized Losses | Estimated Fair Value | Amt. Cost % of Total Securities |
|---|---|---|---|---|---|
| US Treasury Securities | $ - | $ - | $ - | $ - | 0.0% |
| US Government Agency Securities | 85,263 | 1,768 | - | 87,031 | 34.0% |
| Mortgage Backed Securites - GSE | 117,621 | 3,618 | 125 | 121,114 | 46.9% |
| Municipal Bonds | 47,523 | 2,891 | 34 | 50,380 | 18.9% |
| Other Equity Investments | 445 | - | 68 | 377 | 0.2% |
| Total Securities | $ 250,852 | $ 8,277 | $ 227 | $ 258,902 | 100.0% |

- Portfolio has $10.0 million of net unrealized gains at September 30, 2012
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.6 years
- Excludes Federal Reserve and Federal Home Loan Bank stock
- No use of derivatives for hedging

# Loan Portfolio Trends

| *(Dollar Values in Thousands)* | As of September 30, 2011 | | As of December 31, 2011 | | As of September 30, 2012 | | Annual Growth Rate | Last 9 months (Annualized) |
|---|---|---|---|---|---|---|---|---|
| **Loan Type** | Balance | % of Total | Balance | % of Total | Balance | % of Total | % | % |
| Commercial and Industrial | $ 470,103 | 23.2% | $ 478,886 | 23.3% | $ 534,133 | 22.3% | 13.6% | 15.3% |
| Owner Occupied | 245,497 | 12.1% | 250,174 | 12.2% | 306,148 | 12.8% | 24.7% | 29.8% |
| Owner Occupied-Const. | 31,151 | 1.5% | 34,497 | 1.7% | 14,739 | 0.6% | (52.7%) | (76.2%) |
| Income Producing | 772,728 | 38.0% | 756,645 | 36.8% | 942,770 | 39.3% | 22.0% | 32.7% |
| Construction | 259,303 | 12.8% | 267,734 | 13.0% | 301,853 | 12.6% | 16.4% | 16.9% |
| Land | 114,975 | 5.7% | 127,438 | 6.2% | 136,101 | 5.7% | 18.4% | 9.0% |
| Residential Mortgage | 37,662 | 1.9% | 39,552 | 1.9% | 57,952 | 2.4% | 53.9% | 61.9% |
| Home Equity | 94,008 | 4.6% | 97,103 | 4.7% | 98,930 | 4.1% | 5.2% | 2.5% |
| Other Consumer | 4,218 | 0.2% | 4,227 | 0.2% | 5,043 | 0.2% | 19.6% | 25.7% |
| **Total Loans** | $ 2,029,645 | 100.0% | $ 2,056,256 | 100.0% | $ 2,397,669 | 100.0% | 18.1% | 22.1% |

# Loan Portfolio Composition

| Loan Portfolio by Type | Loan Portfolio by Location |
|---|---|



Residential Mortgage 2.4%
Home Equity 4.1%
Other Consumer 0.2%
Land 5.7%
C&I 22.3%
CRE Construction 12.6%
Owner Occupied Const. 0.6%
Owner Occupied CRE 12.8%
Income Producing CRE 39.3%



Prince William 1.1%
Other VA 3.7%
Other USA 5.1%
Loudoun 1.0%
Montgomery 27.8%
Fairfax 6.4%
Arlington 2.2%
Alexandria 1.9%
Prince George's 8.1%
Washington DC 32.1%
Other MD 10.4%

Total Gross Loans: $2.4 Billion

Note: At September 30, 2012

# Diversified Commercial Real Estate Portfolio

**Construction Loans by Type**



Total: $301.9 Million

**Investment CRE by Type**



Total: $942.8 Million

Note: At September 30, 2012

# Loan Portfolio by Risk Rating

*(Dollar Values in Thousands)*

| Loan Portfolio as of | 9/30/2011 | | 9/30/2012 | |
|---|---|---|---|---|
| **Risk Rating** | **Balance** | **% of Loans** | **Balance** | **% of Loans** |
| 1000 - Prime | $ 2,468 | 0.1% | $ 3,756 | 0.2% |
| 2000 - Excellent | 120,752 | 5.9% | 190,296 | 7.9% |
| 3000 - Good | 824,369 | 40.6% | 942,728 | 39.3% |
| 4000 - Acceptable | 675,968 | 33.4% | 781,336 | 32.6% |
| 5000 - Acceptable with Risk | 293,774 | 14.5% | 337,953 | 14.1% |
| 6000 - Watch | 33,122 | 1.6% | 43,099 | 1.8% |
| 7000 - Special Mention | 24,373 | 1.2% | 29,580 | 1.2% |
| 8000 - Substandard | 54,586 | 2.7% | 68,904 | 2.9% |
| 9000 - Doubtful | 233 | 0.0% | 17 | 0.0% |
| 9999 - Loss | - | 0.0% | - | 0.0% |
| | **$ 2,029,645** | **100.0%** | **$ 2,397,669** | **100.0%** |



8000 - Substandard
2.9%
9000 - Doubtful
0.0%
9999 - Loss
0.0%
1000 - Prime
0.2%
7000 - Special Mention
1.2%
2000 - Excellent
7.9%
6000 - Watch
1.8%
5000 - Acceptable with Risk
14.1%
3000 - Good
39.3%
4000 - Acceptable
32.6%

- Periodic review of loan portfolio and risk ratings by independent, third-party credit review firm

# Geographic Detail of NPA's

*(Dollar Values in Thousands)*

| County | C&I | Owner Occupied CRE | Owner Occupied Const. | Income Producing CRE | Construction | Land | Residential Mortgage | Home Equity | Other Consumer | TOTAL NPLs* | OREO | TOTAL NPAs |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Maryland** | | | | | | | | | | | | |
| Montgomery | $ 1,651 | $ - | $ - | $ - | $ 318 | $ 529 | $ - | $ 132 | $ 8 | $ 2,638 | $ 1,800 | $ 4,438 |
| Prince George's | - | 269 | - | 1,265 | - | 699 | 149 | 411 | - | 2,793 | 350 | 3,143 |
| Other MD | 636 | 1,195 | - | 182 | - | 675 | - | - | - | 2,688 | 629 | 3,317 |
| | | | | | | | | | | - | | |
| **Washington DC** | 1,487 | - | - | 635 | 7,903 | - | - | 80 | - | 10,105 | 1,894 | 11,999 |
| **Virginia** | | | | | | | | | | | | |
| Alexandria | 19 | - | - | - | - | - | - | - | - | 19 | - | 19 |
| Arlington | 45 | - | - | - | - | - | - | - | - | 45 | - | 45 |
| Fairfax | 313 | - | - | - | - | - | - | - | - | 313 | - | 313 |
| Loudoun | 463 | - | - | - | 1,284 | - | - | 52 | - | 1,799 | - | 1,799 |
| Prince William | - | - | - | - | - | - | 332 | - | - | 332 | - | 332 |
| Other VA | 116 | 911 | - | - | 1,062 | 619 | 227 | - | - | 2,935 | 250 | 3,185 |
| **Other USA** | 551 | - | - | 1,565 | 6,640 | - | - | - | - | 8,756 | - | 8,756 |
| **Total** | $ 5,281 | $ 2,375 | $ - | $ 3,647 | $ 17,207 | $ 2,522 | $ 708 | $ 675 | $ 8 | $ 32,423 | $ 4,923 | $ 37,346 |

*NOTE: NPL balances include loans over 90 days past due and still accruing, if any

# Acquisition Strategy & History

- Significant Due Diligence precedes any Offer to Acquire
- Accretive Transactions are always the Goal
- Acquisition #1 (F&T completed on August 31, 2008)
  - System conversion successfully completed one week after close
  - Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
  - Contributions from key F&T employees have been meaningful to relationship growth
- Acquisition #2 Potential Acquisition of Alliance Bankshares announced July, 2011. Discontinued November, 2011.

# Experienced Senior Management Team

| Name | Title/Function | Years in Banking | Years with EGBN |
|---|---|---|---|
| **Ronald D. Paul** | Chairman, President & CEO | 24 | 14 |
| **Robert P. Pincus** | Vice Chairman | 39 | 4 |
| **Michael T. Flynn** | EVP & COO - Eagle Bancorp | 41 | 8 |
| **Susan G. Riel** | Sr. EVP & COO - EagleBank | 36 | 14 |
| **Thomas D. Murphy** | President - Community Banking - EagleBank | 39 | 14 |
| **Janice L. Williams** | EVP & Chief Credit Officer | 18 | 9 |
| **Antonio F. Marquez** | EVP & Chief Real Estate Lending Officer | 27 | 1 |
| **Virginia N. Heine** | EVP & Chief C&I Lending Officer | 28 | 1 |
| **James H. Langmead** | EVP & Chief Financial Officer - Eagle Bancorp & EagleBank | 41 | 7 |
| **Laurence E. Bensignor** | EVP & General Counsel | 3 | 3 |

# Experienced Management Team

***Ronald D. Paul, Chairman, President and CEO***

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation, Inc. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young.

***Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank***

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also serves as Chairman of the Board of Blackstreet Capital Partners, L.P. and Chairman of Milestone Merchant Partners, LLC. He is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

# Experienced Management Team

***Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank***

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms. Riel has been with the bank for 13 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

***Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.***

Mr. Flynn has been with EagleBank for 7 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He has over 39 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia.

***Thomas D. Murphy, President, Community Banking Division***

Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 13years and has served as President – Community Banking Division of the Bank since October, 2010. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 38 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

# Experienced Management Team

***AntonioF. Marquez, EVP, Chief Commercial Real Estate Lending Officer***

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market. Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 28 years of experience in the banking industry in the Washington, DC metropolitan area.

***Virginia Navas Heine, EVP, Chief Commercial & Industrial Lending Officer***

Ms. Heine, joined EagleBank as Executive Vice President and Chief Commercial & Industrial Lending Officer in 2011. Recently Ms. Heine supervised the Middle Market Groups in the mid-Atlantic region for TD Bank, N.A. She had previously served as Senior VP and Regional Corporate Banking Manager for BB&T for the Washington metropolitan region. Ms. Heine has extensive experience with clients in the Government Contracting industry and managed an industry specialty group at Citizens Bank. Earlier in her career, Ms. Heine held managerial positions in the Corporate Banking groups at Maryland National Bank and The Riggs National Bank.

***Janice L. Williams, Esquire, EVP, Chief Credit Officer***

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 8 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

# Experienced Management Team

***James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank***

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

***Laurence E. Bensignor, Esquire, Senior Vice President, Eagle Bancorp, Inc.***

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

# Historical Balance Sheet

| *(Dollar Values in Thousands)* | 2007 | 2008 | 2009 | 2010 | 2011 | 5 Year Compound Growth Rate | 1 Year Growth Rate |
|---|---|---|---|---|---|---|---|
| **Assets** | | | | | | | |
| Cash and Equivalents | $20,142 | $29,837 | $117,687 | $58,114 | $232,411 | 47.0% | 299.9% |
| Securities Available for Sale | 87,117 | 169,079 | 245,644 | 237,576 | 324,053 | 28.9% | 36.4% |
| Total Cash and Securities | 107,259 | 198,916 | 363,331 | 295,690 | 556,464 | 34.8% | 88.2% |
| Gross Loans HFI | 716,677 | 1,265,640 | 1,399,310 | 1,675,500 | 2,056,256 | 26.9% | 22.7% |
| Loan Loss Reserves | 8,037 | 18,403 | 20,619 | 24,754 | 29,653 | 32.1% | 19.8% |
| Loans Held for Sale | 2,177 | 2,718 | 1,550 | 80,571 | 176,826 | 141.4% | 119.5% |
| Total Net Loans | 710,817 | 1,249,955 | 1,380,241 | 1,731,317 | 2,203,429 | 28.8% | 27.3% |
| Real Estate Owned | - | 909 | 5,106 | 6,701 | 3,225 | 100.0% | (51.9%) |
| Total Intangibles | - | 2,348 | 4,240 | 4,035 | 3,966 | 100.0% | (1.7%) |
| Total Servicing Rights | 236 | 185 | 139 | 153 | 179 | (6.8%) | 17.0% |
| Other Assets | 28,088 | 44,514 | 52,447 | 51,474 | 63,992 | 18.3% | 24.3% |
| Total Assets | $846,400 | $1,496,827 | $1,805,504 | $2,089,370 | $2,831,255 | 29.6% | 35.5% |
| **Liabilities** | | | | | | | |
| Deposits | $630,936 | $1,129,380 | $1,460,274 | $1,726,798 | $2,392,095 | 30.6% | 38.5% |
| FHLB Borrowings | 52,000 | 105,000 | 50,000 | 40,000 | 40,000 | 5.9% | 0.0% |
| Repurchase Agreements | 76,408 | 98,802 | 90,790 | 97,584 | 103,362 | 22.1% | 5.9% |
| Subordinated Debt | - | 12,150 | 9,300 | 9,300 | 9,300 | 100.0% | 0.0% |
| Other Liabilities | 5,890 | 9,124 | 6,819 | 10,972 | 19,787 | 38.0% | 80.3% |
| Total Liabilities | 765,234 | 1,354,456 | 1,617,183 | 1,884,654 | 2,564,544 | 29.6% | 36.1% |
| **Equity** | | | | | | | |
| Preferred Equity | - | 36,312 | 22,612 | 22,582 | 56,600 | 100.0% | 150.6% |
| Common Equity | 80,582 | 103,707 | 163,376 | 180,076 | 205,236 | 22.9% | 14.0% |
| Net Unrealized Gain | 584 | 2,352 | 2,333 | 2,058 | 4,875 | (280.7%) | 136.9% |
| Total Equity | 81,166 | 142,371 | 188,321 | 204,716 | 266,711 | 29.6% | 30.3% |
| Total Liabilities and Equity | $846,400 | $1,496,827 | $1,805,504 | $2,089,370 | $2,831,255 | 29.6% | 35.5% |
| **Balance Sheet Analysis (%)** | | | | | | | |
| Total Gross Loans/ Total Assets | 84.67 | 84.55 | 77.50 | 80.19 | 72.63 | | |
| Loans/ Deposits | 113.59 | 112.07 | 95.83 | 97.03 | 85.96 | | |
| Reserves/ Loans | 1.12 | 1.45 | 1.47 | 1.48 | 1.44 | | |
| **Annualized Growth Rates (%)** | | | | | | | |
| Asset Growth Rate | 9.43 | 76.85 | 20.62 | 15.72 | 35.51 | | |
| Gross Loans HFI | 14.53 | 76.60 | 10.56 | 19.74 | 22.72 | | |
| Deposit Growth Rate | 0.39 | 79.00 | 29.30 | 18.25 | 38.53 | | |

# Historical Quarterly Balance Sheet

| (Dollar Value in Thousands) | Dec 2010 | Mar 2011 | Jun 2011 | Sep 2011 | Dec 2011 | Mar 2012 | Jun 2012 | Sep 2012 | Growth Rate 3Q2012 vs 3Q2011 | Growth Rate 3Q2012 vs 2Q2012 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Assets** | | | | | | | | | | |
| Cash and Equivalents (1) | $58,114 | $107,165 | $87,107 | $746,850 | $232,411 | $142,154 | $149,491 | $57,705 | (92.3%) | (61.4%) |
| Securities Available for Sale | 237,576 | 238,913 | 259,768 | 301,687 | 324,053 | 356,395 | 349,883 | 308,394 | 2.2% | (11.9%) |
| Total Cash and Securities | 295,690 | 346,078 | 346,875 | 1,048,537 | 556,464 | 498,549 | 499,374 | 366,099 | (65.1%) | (26.7%) |
| Gross Loans HFI | 1,675,500 | 1,790,084 | 1,948,476 | 2,029,645 | 2,056,256 | 2,186,940 | 2,319,237 | 2,397,669 | 18.1% | 3.4% |
| Loan Loss Reserves | 24,754 | 25,582 | 27,475 | 28,599 | 29,653 | 31,875 | 34,079 | 35,582 | 24.4% | 4.4% |
| Loans Held for Sale | 80,571 | 12,439 | 25,489 | 107,907 | 176,826 | 87,496 | 102,767 | 171,241 | 58.7% | 66.6% |
| Total Net Loans | 1,731,317 | 1,776,961 | 1,946,490 | 2,108,953 | 2,203,429 | 2,242,561 | 2,387,925 | 2,533,328 | 20.1% | 6.1% |
| Real Estate Owned | 6,701 | 3,529 | 3,434 | 2,941 | 3,225 | 3,014 | 4,438 | 4,923 | 67.4% | 10.9% |
| Total Intangibles | 4,035 | 4,186 | 4,070 | 4,039 | 3,966 | 3,893 | 3,820 | 3,743 | (7.3%) | (2.0%) |
| Total Servicing Rights | 153 | 144 | - | 115 | 179 | 173 | 158 | 152 | 32.2% | (3.8%) |
| Other Assets | 51,474 | 55,370 | 52,847 | 55,161 | 63,992 | 67,359 | 67,182 | 67,943 | 23.2% | 1.1% |
| Total Assets | $2,089,370 | $2,186,268 | $2,353,716 | $3,219,746 | $2,831,255 | $2,815,549 | $2,962,897 | $2,976,188 | (7.6%) | 0.4% |
| **Liabilities** | | | | | | | | | | |
| Deposits | $1,726,798 | $1,826,880 | $1,940,834 | $2,747,349 | $2,392,095 | $2,368,235 | $2,514,011 | $2,514,989 | (8.5%) | 0.0% |
| FHLB Borrowings | 40,000 | 40,000 | 40,000 | 40,000 | 40,000 | 40,000 | 40,000 | 40,000 | 0.0% | 0.0% |
| Repurchase Agreements | 97,584 | 89,753 | 136,897 | 147,671 | 103,362 | 111,580 | 97,704 | 75,368 | (49.0%) | (22.9%) |
| Subordinated Debt | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | 9,300 | 0.0% | 0.0% |
| Other Liabilities | 10,972 | 10,216 | 9,658 | 16,963 | 19,787 | 10,426 | 11,612 | 12,132 | (28.5%) | 4.5% |
| Total Liabilities | 1,884,654 | 1,976,149 | 2,136,689 | 2,961,283 | 2,564,544 | 2,539,541 | 2,672,627 | 2,651,789 | (10.5%) | (0.8%) |
| **Equity** | | | | | | | | | | |
| Preferred Equity | 22,582 | 22,629 | 23,235 | 56,600 | 56,600 | 56,600 | 56,600 | 56,600 | 0.0% | 0.0% |
| Common Equity | 180,076 | 185,195 | 190,577 | 197,479 | 205,236 | 214,511 | 228,277 | 261,773 | 32.6% | 14.7% |
| Net Unrealized Gain | 2,058 | 2,295 | 3,215 | 4,384 | 4,875 | 4,897 | 5,393 | 6,026 | 37.5% | 11.7% |
| Total Equity | 204,716 | 210,119 | 217,027 | 258,463 | 266,711 | 276,008 | 290,270 | 324,399 | 25.5% | 11.8% |
| Total Liabilities and Equity | $2,089,370 | $2,186,268 | $2,353,716 | $3,219,746 | $2,831,255 | $2,815,549 | $2,962,897 | $2,976,188 | (7.6%) | 0.4% |
| **Balance Sheet Analysis (%)** | | | | | | | | | | |
| Total Gross Loans/ Total Assets | 80.19 | 81.88 | 82.78 | 63.04 | 72.63 | 77.67 | 78.28 | 80.56 | | |
| Loans / Deposits | 97.03 | 97.99 | 100.39 | 73.88 | 85.96 | 92.34 | 92.25 | 95.34 | | |
| Reserves/ Loans | 1.48 | 1.43 | 1.41 | 1.41 | 1.44 | 1.46 | 1.47 | 1.48 | | |
| **Annualized Growth Rates (%)** | | | | | | | | | | |
| Asset Growth Rate | 15.72 | 18.55 | 25.30 | 71.95 | 35.51 | (2.22) | 9.30 | 6.81 | | |
| Gross Loans HFI | 19.74 | 27.36 | 32.58 | 28.11 | 22.72 | 25.42 | 25.58 | 22.08 | | |
| Deposit Growth Rate | 18.25 | 23.18 | 24.79 | 78.60 | 38.53 | (3.99) | 10.19 | 6.83 | | |

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 47-49.

# Historical Income Statement

*(Dollar Values in Thousands, except per share data)*

| | 2007 | 2008 | 2009 | 2010 | 2011 | 1 Year Growth Rate |
|---|---|---|---|---|---|---|
| Total Interest Income | $ 57,077 | $ 65,657 | $ 84,338 | $ 96,658 | $ 119,124 | 23.2% |
| Total Interest Expense | 23,729 | 23,676 | 24,809 | 19,832 | 20,077 | 1.2% |
| Net Interest Income | 33,348 | 41,981 | 59,529 | 76,826 | 99,047 | 28.9% |
| Loan Loss Provision | 1,643 | 3,979 | 7,669 | 9,308 | 10,983 | 18.0% |
| Service Charges on Deposits | 1,249 | 2,059 | 2,898 | 3,068 | 3,318 | 8.1% |
| Gain/Loss on Sale of Loans | 1,036 | 426 | 1,054 | 2,836 | 6,057 | 113.6% |
| Gain/Loss on Sale of Securities | 6 | 2 | 1,538 | 1,330 | 1,445 | 8.6% |
| BOLI Revenue | 455 | 466 | 463 | 430 | 401 | (6.7%) |
| Other Noninterest Income | 2,440 | 1,413 | 1,344 | 1,578 | 2,280 | 44.5% |
| Total Noninterest Income | 5,186 | 4,366 | 7,297 | 9,242 | 13,501 | 46.1% |
| Salaries and Employee Benefits | 14,167 | 16,728 | 20,889 | 25,511 | 34,518 | 35.3% |
| Premises and Equipment Expenses | 4,829 | 5,424 | 7,343 | 8,460 | 8,371 | (1.1%) |
| Marketing and Advertising | 552 | 1,054 | 1,099 | 1,058 | 1,626 | 53.7% |
| Data Processing | 1,231 | 1,622 | 2,356 | 2,629 | 3,554 | 35.2% |
| Legal, Accounting and Professional Fees | 613 | 1,054 | 2,731 | 2,987 | 3,974 | 33.0% |
| FDIC Insurance | 449 | 642 | 2,743 | 2,692 | 2,195 | (18.5%) |
| Other Noninterest Expenses | 3,080 | 4,293 | 5,612 | 7,668 | 9,038 | 17.9% |
| Total Noninterest Expense | 24,921 | 30,817 | 42,773 | 51,005 | 63,276 | 24.1% |
| Net Income Before taxes | 11,970 | 11,551 | 16,384 | 25,755 | 38,289 | 48.7% |
| Income taxes | 4,269 | 4,123 | 5,965 | 9,098 | 13,731 | 50.9% |
| Net Income | 7,701 | 7,428 | 10,419 | 16,657 | 24,558 | 47.4% |
| Preferred Dividends | - | 177 | 2,307 | 1,299 | 1,511 | 16.3% |
| **Net Income Available to Common** | $ 7,701 | $ 7,251 | $ 8,112 | $ 15,358 | $ 23,047 | 50.1% |
| Earnings per Share - Diluted | $ 0.71 | $ 0.62 | $ 0.55 | $ 0.77 | $ 1.14 | |

# Historical Quarterly Income Statement

*(Dollar Values in Thousands, except per share data)*

| | Mar 2011 | Jun 2011 | Sep 2011 | Dec 2011 | Mar 2012 | Jun 2012 | Sep 2012 | Growth Rate 3Q2012 vs 3Q2011 | Growth Rate 3Q2012 vs 2Q2012 |
|---|---|---|---|---|---|---|---|---|---|
| Total Interest Income | $ 26,296 | $ 28,996 | $ 30,741 | $ 33,091 | $ 32,568 | $ 34,575 | $ 36,636 | 19.2% | 6.0% |
| Total Interest Expense | 4,790 | 5,102 | 5,365 | 4,820 | 4,098 | 3,561 | 3,328 | (38.0%) | (6.5%) |
| Net Interest Income | 21,506 | 23,894 | 25,376 | 28,271 | 28,470 | 31,014 | 33,308 | 31.3% | 7.4% |
| Loan Loss Provision | 2,116 | 3,215 | 2,887 | 2,765 | 3,970 | 4,444 | 3,638 | 26.0% | (18.1%) |
| Service Charges on Deposits | 749 | 672 | 880 | 1,017 | 979 | 935 | 988 | 12.3% | 5.7% |
| Gain/Loss on Sale of Loans | 1,701 | 1,106 | 1,065 | 2,185 | 4,139 | 2,584 | 3,144 | 195.2% | 21.7% |
| Gain/Loss on Sale of Securities | - | 591 | 854 | - | 153 | 148 | (65) | (107.6%) | (143.9%) |
| BOLI Revenue | 101 | 100 | 100 | 100 | 97 | 97 | 100 | 0.0% | 3.1% |
| Other Noninterest Income | 382 | 724 | 612 | 562 | 644 | 677 | 684 | 11.8% | 1.0% |
| Total Noninterest Income | 2,933 | 3,193 | 3,511 | 3,864 | 6,012 | 4,441 | 4,851 | 38.2% | 9.2% |
| Salaries and Employee Benefits | 7,311 | 7,761 | 9,263 | 10,183 | 10,424 | 10,289 | 10,807 | 16.7% | 5.0% |
| Premises and Equipment Expenses | 1,991 | 2,052 | 1,939 | 2,389 | 2,510 | 2,469 | 2,562 | 32.1% | 3.8% |
| Marketing and Advertising | 234 | 747 | 234 | 411 | 286 | 557 | 497 | 112.4% | (10.8%) |
| Data Processing | 689 | 912 | 876 | 1,077 | 1,256 | 951 | 1,066 | 21.7% | 12.1% |
| Legal, Accounting and Professional Fees | 1,136 | 1,003 | 731 | 1,104 | 1,101 | 1,141 | 1,073 | 46.8% | (6.0%) |
| FDIC Insurance | 743 | 600 | 285 | 567 | 489 | 579 | 485 | 70.2% | (16.2%) |
| Other Noninterest Expenses | 2,209 | 1,858 | 2,395 | 2,576 | 2,496 | 2,550 | 2,617 | 9.3% | 2.6% |
| Total Noninterest Expense | 14,313 | 14,933 | 15,723 | 18,307 | 18,562 | 18,536 | 19,107 | 21.5% | 3.1% |
| Net Income Before taxes | 8,010 | 8,939 | 10,277 | 11,063 | 11,950 | 12,475 | 15,414 | 50.0% | 23.6% |
| Income taxes | 2,874 | 3,185 | 3,783 | 3,889 | 4,317 | 4,693 | 5,739 | 51.7% | 22.3% |
| Net Income | 5,136 | 5,754 | 6,494 | 7,174 | 7,633 | 7,782 | 9,675 | 49.0% | 24.3% |
| Preferred Dividends | 320 | 883 | 166 | 142 | 141 | 140 | 142 | (14.5%) | 1.4% |
| **Net Income Available to Common** | $ 4,816 | $ 4,871 | $ 6,328 | $ 7,032 | $ 7,492 | $ 7,642 | $ 9,533 | 50.6% | 24.7% |
| Earnings per Share - Diluted | $ 0.24 | $ 0.24 | $ 0.31 | $ 0.35 | $ 0.36 | $ 0.37 | $ 0.44 | | |

# GAAP Reconciliation

**GAAP Reconciliation**
(dollars in thousands except per share data)

| | Nine Months Ended September 30, 2012 (Unaudited) | | Twelve Months Ended December 31, 2011 (Unaudited) | | Nine Months Ended September 30, 2011 (Unaudited) | |
|---|---|---|---|---|---|---|
| Nonperforming assets | $ | 37,346 | | | $ | 34,375 |
| Total assets | | 2,976,188 | | | | 3,219,746 |
| **Nonperforming assets to total assets** | | 1.25% | | | | 1.07% |
| Total assets | $ | 2,976,188 | | | $ | 3,219,746 |
| Less: settlement deposit | | - | | | | (620,000) |
| Adjusted total assets | $ | 2,976,188 | | | $ | 2,599,746 |
| Nonperforming assets | $ | 37,346 | | | $ | 34,375 |
| Adjusted total assets | | 2,976,188 | | | | 2,599,746 |
| **Nonperforming assets to total adjusted assets** | | 1.25% | | | | 1.32% |
| Total deposits | $ | 2,514,989 | | | $ | 2,747,349 |
| Less: settlement deposit | | - | | | | (620,000) |
| **Adjusted total deposits** | $ | 2,514,989 | | | $ | 2,127,349 |
| Common shareholders' equity | $ | 267,799 | $ | 210,111 | $ | 201,862 |
| Less: Intangible assets | | (3,895) | | (4,145) | | (4,154) |
| **Tangible common equity** | $ | 263,904 | $ | 205,966 | $ | 197,708 |
| Book value per common share | $ | 12.15 | $ | 10.53 | $ | 10.15 |
| Less: Intangible book value per common share | | (0.18) | | (0.21) | | (0.21) |
| **Tangible book value per common share** | $ | 11.97 | $ | 10.32 | $ | 9.94 |
| Total assets | $ | 2,976,188 | $ | 2,831,255 | $ | 3,219,746 |
| Less: Intangible assets | | (3,895) | | (4,145) | | (4,154) |
| **Tangible assets** | $ | 2,972,293 | $ | 2,827,110 | $ | 3,215,592 |
| **Tangible common equity ratio** | | 8.88% | | 7.29% | | 6.15% |
| Common shareholders' equity | $ | 267,799 | | | $ | 201,862 |
| Less: settlement deposit | | - | | | | (30) |
| Less: Intangible assets | | (3,895) | | | | (4,154) |
| **Tangible common equity** | $ | 263,904 | | | $ | 197,678 |
| Total assets | $ | 2,976,188 | | | $ | 3,219,746 |
| Less: settlement deposit | | - | | | | (620,000) |
| Less: Intangible assets | | (3,895) | | | | (4,154) |
| **Adjusted tangible assets** | $ | 2,972,293 | | | $ | 2,595,592 |
| **Adjusted tangible common equity ratio** | | 8.88% | | | | 7.62% |

# GAAP Reconciliation

**GAAP Reconciliation**
(dollars in thousands except per share data)

| | Three Months Ended September 30, | | | | | |
|---|---|---|---|---|---|---|
| | 2012 | | | 2011 | | |
| | Average Balance | Interest | Average Yield/Rate | Average Balance | Interest | Average Yield/Rate |
| Total interest earning assets | $ 2,977,950 | $ 36,636 | 4.89% | $ 2,531,768 | $ 30,741 | 4.82% |
| Less: settlement deposit | - | - | - | (114,000) | (72) | -0.25% |
| Adjusted interest earning assets | $ 2,977,950 | $ 36,636 | 4.89% | $ 2,417,768 | $ 30,669 | 5.03% |
| Total interest bearing liabilities | $ 1,872,901 | $ 3,328 | 0.71% | $ 1,718,118 | $ 5,365 | 1.24% |
| **Adjusted interest spread** | | | 4.18% | | | 3.79% |
| **Adjusted interest margin** | | | 4.44% | | | 4.15% |

| | Nine Months Ended September 30, | | | | | |
|---|---|---|---|---|---|---|
| | 2012 | | | 2011 | | |
| | Average Balance | Interest | Average Yield/Rate | Average Balance | Interest | Average Yield/Rate |
| Total interest earning assets | $ 2,869,459 | $ 103,779 | 4.83% | $ 2,284,041 | $ 86,033 | 5.04% |
| Less: settlement deposit | - | - | - | (38,000) | (72) | -0.25% |
| Adjusted interest earning assets | $ 2,869,459 | $ 103,779 | 4.83% | $ 2,246,041 | $ 85,961 | 5.12% |
| Total interest bearing liabilities | $ 1,860,092 | $ 10,987 | 0.79% | $ 1,619,514 | $ 15,257 | 1.26% |
| **Adjusted interest spread** | | | 4.04% | | | 3.86% |
| **Adjusted interest margin** | | | 4.32% | | | 4.21% |

| | Nine Months Ended September 30, | | Three Months Ended September 30, | |
|---|---|---|---|---|
| | 2012 (Unaudited) | 2011 (Unaudited) | 2012 (Unaudited) | 2011 (Unaudited) |
| Net income | $ 25,091 | $ 17,384 | $ 9,675 | $ 6,494 |
| Less: settlement deposit | - | (30) | - | (30) |
| Adjusted net income | $ 25,091 | $ 17,354 | $ 9,675 | $ 6,464 |
| Average total assets | 2,914,217 | 2,325,317 | 3,022,584 | 2,569,970 |
| Less: settlement deposit | - | (38,000) | - | (114,000) |
| Adjusted average total assets | 2,914,217 | 2,287,317 | 3,022,584 | 2,455,970 |
| **Adjusted return on average assets** | 1.15% | 1.01% | 1.27% | 1.04% |

# GAAP Reconciliation Footnotes

(1) The reported figure includes the effect of a $618 million deposit received on September 13, 2011 in connection with a class action settlement, which was disbursed by year end. The deposit was invested in excess reserves at the Federal Reserve. As the magnitude of the deposit distorts the operational results of the Company, we present in the GAAP reconciliation and in the accompanying text certain performance ratios excluding the effect of this deposit, which resulted in approximately $254,000 and $326,000 of interest income and $140,000 and $170,000 of income, net of tax, during the three and twelve months periods ended December 31, 2011. We believe this information is important to enable shareholders and other interested parties to assess the core operational performance of the Company. Therefore, the comparative ratios in this presentation exclude the effect of the $618 million "settlement deposit".

(2) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. We calculate tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common shareholders' equity by common shares outstanding. We believe that this information is important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios.